Net finance expense	6 Months Ended
Jun. 30, 2019
Financial Instruments [Abstract]
Net finance expense
Net finance expenses

	For the six month period ended

(in thousands of USD)	June 30, 2019 *	June 30, 2018

Interest income	4,232	545
Foreign exchange gains	10,894	6,640
Finance income	15,126	7,185

Interest expense on financial liabilities measured at amortized cost	(42,681)	(23,203)
Interest leasing	(2,685)	—
Fair value adjustment on interest rate swaps	(3,025)	(38)
Other financial charges	(2,962)	(3,539)
Foreign exchange losses	(11,149)	(7,198)
Finance expense	(62,502)	(33,978)

Net finance expense recognized in profit or loss	(47,376)	(26,793)

* The Group has initially applied IFRS 16 at January 1, 2019.

Interest income increased due to the interest received on the interest rate swaps which were acquired in the Gener8 Maritime Inc. deal and due to more cash on hand during the period.

Interest expense on financial liabilities measured at amortized cost increased in the first six months of 2019 compared to the same period in 2018. This increase was attributable to an increase in the average outstanding debt as a result of the merger with Gener8 Maritime Inc. combined with increased interest rates.

Interest leasing is the interest on lease liabilities which were recognized due to the adoption of IFRS 16 on January 1, 2019 (see Note 4).

Fair value adjustment on interest rate swaps relate primarily to interest rate swaps which were acquired in the Gener8 Maritime Inc. merger and of which the fair value at acquisition is amortized over the remaining duration of the swap via the fair value adjustment of interest rate swaps (see Note 13).